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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 26, 2005
                                                 ------------

                                ICU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                         33-0022692
--------                                                         ----------
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation)                                            Identification No.)

                                     0-19974
                                     -------
                                   (Commission
                                  File Number)


951 Calle Amanecer, San Clemente, California                        92673
--------------------------------------------                        -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (949) 366-2183
                                                   --------------

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4.01           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On May 26, 2005, Deloitte & Touche LLP ("Deloitte") resigned as the Registrant's independent registered public accounting firm.

         Deloitte's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's past two years and the subsequent interim period to the date of Deloitte's resignation, there have not been any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and there have not been any "reportable events" as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

         The Registrant has furnished Deloitte a copy of this Form 8-K, and requested Deloitte to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the preceding, or, if not, stating the respects in which it does not agree. That letter is provided as an exhibit to this Form 8-K.

         (b) On May 26, 2005, the Registrant's Audit Committee engaged McGladrey & Pullen, LLP ("McGladrey") as the Registrant's independent registered public accounting firm for the year ending December 31, 2005.

         The decision to change the independent registered independent public accounting firm was approved by the Registrant's Audit Committee.

         During the past two years and the subsequent interim period, the Registrant has not (and no one on its behalf has) consulted with McGladrey on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S_K or reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

16.1     Letter of Deloitte & Touche LLP re change in certifying accountants.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2005

                                        ICU MEDICAL, INC.



                                        /s/ Francis J. O'Brien
                                        --------------------------------
                                        Francis J. O'Brien
                                        Secretary, Treasurer and
                                        Chief Financial Officer